TUXIS CORPORATION
                                11 Hanover Square
                               New York, NY 10005



                                 -- IMPORTANT --

                               -- TIME IS SHORT --

                   PLEASE VOTE NOW TO HELP REDUCE THE EXPENSES
                      ASSOCIATED WITH FURTHER SOLICITATION
                            FOR THE SPECIAL MEETING.


                                                 October 22, 2001


Dear Fellow Stockholder:

     We previously mailed to you proxy materials relating to the Special Meeting of Stockholders of Tuxis Corporation to be held on Wednesday, October 31, 2001. According to our latest records, we have not received your vote for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting.

                      PLEASE VOTE NOW BY CALLING TOLL FREE:

                                 1-866-470-4500

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS on the meeting agenda for the reasons set forth in the Proxy Statement.

     Thank you for your cooperation and continued support.


                                                 Sincerely,
                                                 /s/ Thomas B. Winmill
                                                 Thomas B. Winmill
                                                 President